                                                                EXHIBIT 10.08(s)


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                            LETTER AGREEMENT TO AMEND

                       DEVELOPMENT AGREEMENT NO. 37-001-97
                                       - -
                            AMENDMENT NO. 37-001-97-C

This Letter Agreement dated October 30, 1997, is in regard to Development Agreement No. 37-001-97 dated January 24, 1997, as amended under Amendment No. 37-001-97-A dated March 6, 1997, and as amended under Amendment No. 37-001-97-B dated May 20, 1997 (together the "Development Agreement"), and constitutes an amendment to portions of the Development Agreement and to one or more of the Exhibits attached thereto, in accordance with Article 11 of the Development Agreement.

Under this Amendment, CGI will complement the current Fetch & Stuff Phase 2 consulting services by providing additional CGI resources in support of on-going project tasks as mutually determined by the parties.

The tasks covered under this amendment include:

         o  Requirements Gathering
         o  Requirements Analysis
         o  Requirements Specification
         o  Requirements Traceability
         o  Coordination of Requirements Testability with U S West System
            Testers
         o  The Design, Development, Unit Testing, and Integration Testing
            related to CR2598; [                                         ].
         o  Additional Management in Support of Requirements Analysis

and such tasks will be incorporated into the existing schedule, statement of work and deliverables, under U S WEST's direction.

One (1) additional CGI team member will be included over four (4) project months, currently estimated from September 1, 1997, through December 31, 1997 and there will be an increase in the involvement of the Manager. Such resource related modifications will maintain the current level of effort on the Fetch & Stuff project development effort, including the level of effort originally scoped by U S WEST for [ ], and will provide the additional services described herein. Accordingly, this Amendment includes additional estimated funding in the
amount of [                            ] to the work previously scoped in
Development Agreement.

The Projected Cost and Payment for the Project in Article 5 of the Development
Agreement have been increased by [                                 ].



37-001-97-B                            1                            MAY 22, 1997

Exhibit 2 - Estimated Cost is amended as attached.

This Amendment describes the expanded scope, in accordance with the current intent of the parties, for which the Fetch & Stuff Phase 2 Development Agreement (as amended) is being modified hereunder. It is understood by the parties that the consulting services will continue to be provided by CGI under the Development Agreement and this Amendment as subject to change in accordance with U S WEST direction.

Except as expressly set forth in this Letter Agreement, the terms of the Development Agreement and all signed amendments shall remain in full force and effect.

IN WITNESS WHEREOF, Licensee and CGI have executed this Letter Agreement in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                              LICENSEE

By: /s/ DENNIS YABLONSKY                          By: /s/ BARBARA IRWIN
   ------------------------                          ---------------------------
Title:  President/CEO                             Title:  Sr. Director
      ---------------------                             ------------------------
Date:   12-1-97                                   Date:   12-1-97
     ----------------------                            -------------------------






37-001-97-B                            2                            MAY 22, 1997

                           EXHIBIT 2 - ESTIMATED COST



COST OVERVIEW
The total cost of the work net of discounts is estimated at [         ] based on
estimated time and material expenses, which represents an increase of [        ]
above the previous funding approved for Fetch & Stuff Phase 2, Release 3 of
[           ]. No travel is anticipated for this project. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

Work will be provided on a time and materials basis. The cost estimate and applicable discount breakouts being extended are as shown below.[




                                                   ].



-----------------------------------------------------------------------------------------------------------
                      ITEMIZATION OF COSTS                                     AMOUNTS
----------------------------------------------------------------- -----------------------------------------
Contract Engineering Costs (time and materials)                               [       ]

     Less: [    ] Alliance Discount                                           [       ]

     Less: [    ] Volume Discount                                             [       ]

     Less: [    ] Facilities Discount                                         [       ]
----------------------------------------------------------------- -----------------------------------------

Total Contract Engineering                                                    [       ]

----------------------------------------------------------------- -----------------------------------------
Travel Expenses                                                                   0

----------------------------------------------------------------- -----------------------------------------
     Total Amended DA Expenses                                                [       ]

-----------------------------------------------------------------------------------------------------------



37-001-97-B                            3                            MAY 22, 1997

Estimated hours by skill category are as follows:



------------------------------------------------------------------------------------------------------------
                  CATEGORY                           CONTRIBUTION BY              TOTAL ESTIMATED HOURS
                                                        CATEGORY
---------------------------------------------  -------------------------- ----------------------------------
Manager                                                   .71                            [        ]

Principal Engineer                                        .79                            [        ]

Sr. Engineer III                                          .16                            [        ]

Sr. Engineer II                                          2.89                            [        ]

Sr. Engineer I                                           3.06                            [        ]

Engineer                                                 1.66                            [        ]

Associate Engineer                                        .73                            [        ]

------------------------------------------------------------------------------------------------------------
          TOTAL CONTRIBUTION/HOURS:                     10.00                            [        ]

---------------------------------------------  -------------------------- ----------------------------------

U S WEST may, at its discretion, close the project or the involvement of CGI resources by providing a written notice to the CGI Program Manager. If such an eventuality occurs, the respective resources will be given a ramp down period of [ ] weeks to find other work. Upon completion of the [ ] week ramp down period, U S WEST will be obligated to CGI for the time and materials expended up to and including the [ ] week ramp down.




37-001-97-B                            4                            MAY 22, 1997